SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      July 1, 2002
                                                  -------------------------


                             CORECOMM HOLDCO, INC.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                          000-49899                     13-4078506
  (State or Other Jurisdiction             (Commission               (IRS Employer
     of Incorporation)                    File Number)                Identification No.)
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          110 East 59th Street, 26th Floor, New York, New York    10022
           (Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, including area code (212) 906-8485
                                                   --------------

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


Item 5.        Other Events.

         CoreComm Limited, a Delaware corporation ("Limited"), has completed its two-phase recapitalization plan announced on October 31, 2001 and as a result, CoreComm Holdco, Inc., a Delaware corporation (the "Company") and former wholly-owned subsidiary of Limited, has become the parent company and sole stockholder of Limited. The second phase of this recapitalization plan was the exchange offer and subsequent merger (the "Merger") described in the Company's prospectus dated July 1, 2002. The Merger was consummated on July 1,
2002. Because the Merger was consummated pursuant to Section 253 of the Delaware General Corporation Law, no stockholder approval was required.
Pursuant to the Merger, CoreComm Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company, was merged with and into Limited.

Item 7.       Financial Statements and Exhibits

              Exhibits

99.1          Press release, issued July 1, 2002


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CORECOMM HOLDCO, INC.


                                  By:      /s/ Michael A. Peterson
                                       ---------------------------------------
                                          Name:   Michael A. Peterson
                                          Title:  Executive Vice President -
                                                  Chief Operating Officer and
                                                  Chief Financial Officer


Dated: July 1, 2002




Exhibit                            Exhibit Index

99.1                               Press release, issued July 1, 2002




                                                               Exhibit 99.1

[CoreComm Limited Logo]

FOR IMMEDIATE RELEASE


      CORECOMM ANNOUNCES COMPLETION OF FINAL PHASE OF RECAPITALIZATION

                          Exchange offer completed

                         Nasdaq Listing Transferred

           Announces name to be changed to ATX Communications, Inc.

         New York, New York (July 1, 2002) - CoreComm Limited (NASDAQ:
COMM) and its formerly wholly-owned subsidiary CoreComm Holdco, Inc.
announced today that the Company has completed the final phase of its recapitalization. The exchange offer for CoreComm Limited shares has been completed and all stockholders of CoreComm Limited now own shares in CoreComm Holdco. CoreComm Holdco owns 100% of the business operations that CoreComm Limited formerly owned.

         In conjunction with the completion of the exchange offer, the Nasdaq listing will be transferred immediately, and CoreComm Holdco will begin trading on Nasdaq tomorrow, July 2, 2002. The Company will trade under the symbol "COMMD." The "D" designation indicates that a material transaction has occurred and is required to be appended to the Company's ticker symbol by Nasdaq's listing rules for a period of approximately 20 trading days.

         In addition, the Company announced that it will be changing its name to ATX Communications, Inc. The name change will become effective within the next two weeks.

         Thomas Gravina, President and Chief Executive Officer said, "We are extremely pleased to announce the completion of our recapitalization.
The closing of the exchange offers marks the culmination of more than a year of successful operations and corporate recapitalization efforts, and finally gives our stockholders an opportunity to participate in the direct ownership of the recapitalized company.

         "ATX/CoreComm is one of the few companies that has responded so successfully to the current financial environment. In the recapitalization, we significantly strengthened the Company's balance sheet, eliminating more than $600 million of debt and preferred stock. By closing the public exchange offer today, our stockholders are now able to receive their direct interest in this recapitalized company, and obtain the value that we have worked so hard to preserve.

         "In conjunction with the completion of this process, CoreComm
Holdco will be changing its name to ATX Communications, Inc. ATX has been a very successful brand in the Mid-Atlantic region for nearly two decades, and that name and heritage reflect the Company's commitment to delivering superior products and services to our approximately 400,000 commercial and consumer customers. ATX has already been used as the brand for our commercial division, and ATX will now be the name of the parent company as well. The Company will continue to market its residential services under the CoreComm name, which has strong recognition in the Company's consumer markets.

          "The Company is now positioned to continue its success going forward. Over the past year, we improved our profitability by more than $140 million annually, while growing revenues in our most profitable areas.
In the fourth quarter of 2001, the Company announced its first quarter of EBITDA positive financial results, and the first quarter of this year saw further significant gains in EBITDA. Based on preliminary second quarter results, the Company currently expects continued increases in revenues and EBITDA in the second quarter. The Company expects to become free cash flow positive by the end of 2002.

         "Now it is time for us to focus on the future of the Company. With all phases of our recapitalization transactions completed and our corporate structure streamlined, management can focus on building value for all of our constituents. With continued progress of our business plan, we believe we can build value by continuing to capitalize on the strong demand for our integrated voice and data products and services in the marketplace."

         The components of EBITDA as defined by the Company is revenue less operating expenses and selling, marketing and general expenses. This definition is consistent across the periods referred to in this release.

                 COMPLETION OF RECAPITALZATION TRANSACTIONS

         In December 2001, CoreComm Limited completed the first phase of a recapitalization plan in which it exchanged approximately $600 million of debt and preferred stock for approximately 87% of the equity in CoreComm
Holdco, the recapitalized company. In addition, in 2001 the Company eliminated more than $100 million of other liabilities and future obligations. The second phase of the recapitalization, which included an exchange offer to the public stockholders of CoreComm Limited to receive shares in CoreComm Holdco directly, has now been completed.

         As a result, all stockholders of CoreComm Limited now directly own shares of CoreComm Holdco. CoreComm Holdco owns 100% of all business operations, has approximately $600 million less debt and preferred stock than CoreComm Limited, and has 30,000,054 shares outstanding. Prior to the completion of the exchange offers, CoreComm Limited owned only 13% of such businesses and had 141,655,388 shares outstanding.

         Exchange Offer Completed

         On February 8, 2002, CoreComm Holdco launched a public exchange offer whereby it was offering shares of its common stock in exchange for shares of CoreComm Limited common stock. CoreComm Holdco has accepted all shares that were validly tendered in the exchange offer. The Company also acquired all of the remaining outstanding CoreComm Limited shares that were not tendered in the exchange offer by merging a wholly-owned subsidiary with CoreComm Limited. As a result, CoreComm Limited has now become a wholly-owned subsidiary of CoreComm Holdco. As a result of the closing of the exchange offer and the merger, all stockholders of CoreComm Limited now directly own shares of CoreComm Holdco. The shares of CoreComm Holdco common stock will be delivered promptly by the exchange agent to former
CoreComm Limited securityholders.

         Pursuant to the merger, shares of CoreComm Limited common stock that were not tendered in the exchange offer have been converted into the right to receive 1/38.9 of a share of CoreComm Holdco common stock.
CoreComm Holdco has instructed the exchange agent to send instructions to all CoreComm Limited stockholders who did not tender their shares in the exchange offer, which will explain how to exchange their shares of CoreComm
Limited common stock into CoreComm Holdco common stock, and an explanation of their right to seek appraisal under Delaware law for their shares of CoreComm Limited.

         Transfer of Nasdaq Listing

         As a result of the completion of these transactions, today at approximately 2:00 P.M. Eastern standard time, Nasdaq halted trading in shares of CoreComm Limited common stock on the Nasdaq National Market.
CoreComm Limited common stock will not reopen for trading. Nasdaq is transferring CoreComm Limited's listing to CoreComm Holdco. It is expected that by tomorrow, July 2, 2002, CoreComm Holdco's common stock will begin trading on the Nasdaq National Market under the symbol "COMMD". The "D" designation indicates that a material transaction has occurred and is required to be appended to the Company's ticker symbol by Nasdaq's listing rules for a period of approximately 20 trading days.

         CoreComm Holdco remains subject to the same Nasdaq continued listing requirements as CoreComm Limited. It is expected that shares of CoreComm Holdco will trade on the Nasdaq National Market with the same 14 market makers that previously traded shares of CoreComm Limited common stock.

                          OVERVIEW OF ATX/CORECOMM

         ATX/CoreComm is an integrated communications provider offering local exchange carrier and interexchange carrier telephone, Internet/e-business and high-speed data services to business and residential customers in targeted markets throughout the Mid-Atlantic and Midwest regions of the United States. The Company currently offers services to business and residential customers located in two concentrated regional areas: the Mid-Atlantic and the Mid-West/Great Lakes. The Company operates principally in the following states: Pennsylvania, Ohio, New Jersey, Michigan, Wisconsin, Maryland, Illinois, New York, Virginia, Delaware,
Massachusetts, Washington, D.C. and Indiana.

         In addition to completing the recapitalization, the Company has significantly improved its financial results over the past year. The
Company has increased its profitability by more than $140 million, generating EBITDA positive results for the first time in the fourth quarter of 2001. That trend continued in the first quarter of 2002, when the Company achieved the fifth consecutive quarter of improved EBITDA results.
In addition, the Company is now focused on its most profitable combined voice and data product lines, and has successfully expanded its customer base and increased revenues in its markets.

         Subscriber Overview

         As of March 31, 2002, CoreComm Holdco had approximately 277,000 local telephone access lines in service. The following table details the customer base:

     --------------------------------------------- ---------------------------
                                                         March 31, 2002
     --------------------------------------------- ---------------------------
     Residential Local Access Lines                          56,500
     --------------------------------------------- ---------------------------
     Business Local Access Lines                            220,800
     --------------------------------------------- ---------------------------
     Toll-related Access Line Equivalents                   497,800
     --------------------------------------------- ---------------------------
     Internet Subscribers                                   307,200
     --------------------------------------------- ---------------------------
     Other Data Customers (1)                                24,400
     --------------------------------------------- ---------------------------
     (1) Other data customers included Point-to-point Data, Frame Relay,
     Web Development, Web Hosting, E-Commerce, Co-location and other related customers.

         Revenue Breakdown

         As of the first quarter ended March 31, 2002, CoreComm Holdco's revenues were attributable to the following service categories:

     ---------------------------------------------- ---------------------------
                                                          March 31, 2002
     ---------------------------------------------- ---------------------------
     Local Exchange Services                                     35%
     ---------------------------------------------- ---------------------------
     Toll-related Telephony Services                             24%
     ---------------------------------------------- ---------------------------
     Internet, Data and Web-related Services                     32%
     ---------------------------------------------- ---------------------------
     Other Revenue(1)                                             9%
     ---------------------------------------------- ---------------------------
          Total                                                 100%
     ---------------------------------------------- ---------------------------
       (1) Other includes Cellular Long Distance, Wireless and Paging revenue.

         Recent Customer Wins

         ATX/CoreComm continues to announce other advancements and examples of the many successful customer relationships that it has established.
Specifically, the Company has secured new and expanded relationships with:

o Weis Markets (NYSE:WMK), with nearly 200 locations in Pennsylvania, Maryland, New Jersey, New York, Virginia, and six other states. The
     Company is providing inter-exchange carrier services via two dedicated
     T1s at the company's corporate offices in Sunbury, PA, as well as 198 retail locations across its Mid-Atlantic and Southern regions.

o Pittsburgh Tribune Review, the most rapidly expanding newspaper in the country, with daily distribution currently in excess of 100,000. The
     Company is providing local exchange carrier service at 43 locations.

o Post & Schell, one of the 20 largest Philadelphia-area law firms, with 150 attorneys and locations in Pennsylvania and New Jersey. The
     Company is providing a managed frame network solution, as well as integrated local exchange carrier, inter-exchange carrier, and Internet services via 16 T1s at a total of seven locations.

o Journal Register Company, a leading U.S. newspaper publisher with 226 publications nationwide, and an ATX customer since 1999. The Company is providing local exchange carrier and inter-exchange carrier services at all of Journal Register's Pennsylvania and New Jersey locations, as well as toll service at all locations nationwide. The
     Company is also providing an ATX CoreConnectSM Preferred Plus integrated voice and Internet solution for 15 newspapers in suburban
     Philadelphia.

o Delaware Valley Wholesale Florists, the largest, single-operation wholesale florist in the U.S. with locations in New Jersey, New York, Maryland, and Florida, and an ATX customer since 1999. The Company is providing a frame relay network to connect DVWF's five locations, as well as an ATX CoreConnectSM Preferred Plus solution for the main office in Sewell, NJ.

         Additional advancements include:

o The Company has recently acquired a fully-equipped, state-of-the-art voice, data, and LEC switching platform site strategically located in Herndon, VA, expanding the company's facilities-based network throughout the southern states of Virginia and Maryland, and the District of Columbia.

o    The Company has renewed its strategic partnership with the New Jersey
     Technology Council (NJTC), extending the relationship that was formed in 1999. The Company will continue as the NJTC "Preferred Provider" of voice and data solutions to the association's approximately 1,300 member companies.

o    The Company has partnered with the Associated General Contractors
     (AGC) of Greater Milwaukee, the largest construction industry trade association in Wisconsin, to provide benefits to the organization's approximately 400 affiliates and members. The AGC of Greater
     Milwaukee, which has been a customer since 1997, currently utilizes a fractional T1 for Internet access at its Milwaukee office.

o    The Company has signed a five-year agreement to provide dedicated
     Internet access to Vault9, a Managed Service Provider in the Greater
     Toledo, OH market. The Company will be providing Vault9 with additional bandwidth and network redundancy in Vault9's new 26,000 square-foot Network Operations Center in Toledo. In addition to providing dedicated Internet access over a DS3 and two T1s, CoreComm will also be leasing space in Vault9's new Technology Building in downtown Toledo, to be used as a sales office.

o The Company and Vanguard Systems have recently created a strategic alliance through which they will partner to create scalable and effective solutions for customers that take advantage of both companies' services. Since Vanguard's customized platforms and infrastructures for its customers generate the need for Wide Area
     Network (WAN) connections and Internet access, the Company will help integrate these customers' local exchange carrier services, inter-exchange carrier services, and toll services with their data and Internet needs, improving performance and cost efficiencies. The
     Company is also providing several value-added services to Vanguard including a call accounting system, a web-based billing platform, and a web-based Internet utilization report.

o    The Company is providing Commonwealth Bank, an ATX customer since
     1991, with inter-exchange carrier and inbound toll services for 60 locations throughout southeast Pennsylvania, including dedicated inter-exchange carrier services at the headquarters in Norristown, PA and an office in Reading, PA. These two sites are supplied with partial T1s for Internet connectivity. The Company has also implemented a backup network for redundancy purposes and disaster recovery. Commonwealth Bank is a subsidiary of Commonwealth Bancorp, Inc. (Nasdaq: CMSB), with consolidated assets of $1.8 billion.

o The Company extended its relationship with Public Financial Management for the third consecutive term, continuing the partnership since 1997.
     The Company is implementing an integrated solution for PFM's voice and data needs, connecting 17 locations nationwide through a frame relay network, including PFM's main sites in Philadelphia and Harrisburg.
     Several offices will be taking advantage of the flagship ATX
     CoreConnectSM Preferred Plus solution integrating local exchange carrier, inter-exchange carrier, and Internet services over a multi-purpose broadband connection.

o The Company is providing SoftMed Systems, a Maryland-based company, with a streamlined solution, including two T1s for its voice services in its Bethesda office. Due to its expanding business and larger call volume, SoftMed is taking advantage of ATX/CoreComm's local exchange carrier, inter-exchange carrier, and toll-free services. The Company is also bringing its toll and inter-exchange carrier services to SoftMed's marketing and sales office in California.

Results of Exchange Offers

         CoreComm Holdco accepted for exchange the shares of CoreComm
Limited common stock and 6% Convertible Subordinated Notes due 2006 of
CoreComm Limited that were validly tendered and not withdrawn in the exchange offers. CoreComm Holdco offered to exchange each outstanding share of CoreComm Limited common stock for 1/38.9 of a share of CoreComm Holdco common stock, and each outstanding $1,000 in aggregate principal amount of 6% Notes for 9.1047 shares of CoreComm Holdco common stock and $30.00 in cash. The exchange offers expired at 2:00 P.M., Eastern standard time, on July 1, 2002.

         Continental Stock Transfer & Trust Company, the exchange agent for the exchange offers, has advised the management of CoreComm Holdco that approximately 448,666,063 shares of CoreComm Limited common stock and $392,000 in aggregate principal amount of 6% Notes were validly tendered pursuant to the exchange offers and not withdrawn. The shares of CoreComm
Limited common stock tendered represent approximately 92.2% of the shares outstanding as of the close of the exchange offers. In addition, 771,077 shares of CoreComm Limited common stock were guaranteed for delivery.

         All shares of CoreComm Limited and 6% Notes validly tendered and not properly withdrawn before the expiration of the exchange offers have been accepted and will be exchanged for shares of CoreComm Holdco common stock promptly. All shares of CoreComm Limited common stock and 6% Notes represented by notices of guaranteed delivery, which were received by the exchange agent before the expiration of the exchange offers, will be exchanged for shares of CoreComm Holdco common stock promptly after such shares or notes, as applicable, are delivered within the permitted guaranteed delivery period.

                                    ***

         The foregoing reference to the exchange offers shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of shares of common stock of CoreComm Holdco in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Investors and securityholders are urged to read the following documents
(including amendments that may be made to them), regarding the exchange offers because they contain important information:

          - CoreComm Holdco's preliminary prospectus, prospectus supplements and final prospectus;

          - CoreComm Holdco's registration statement on Form S-4, which was declared effective on July 1, 2002, containing such documents and other information; and

          -    CoreComm Holdco's Schedule TO.

         These documents and amendments and supplements to these documents have been and will continue to be filed, as they may be amended and supplemented, with the Securities and Exchange Commission. When these and other documents are filed with the SEC, they may be obtained free at the SEC's web site at www.sec.gov. You may also obtain for free each of these documents (when available) from CoreComm Holdco by directing your request to the number listed below.

         For further information on obtaining additional copies of the exchange offer instructions, we encourage you to contact the information agent:

Continental Stock Transfer & Trust Company
Reorganization Department
17 Battery Place
New York, New York 10004
(212) 509-4000

Safe Harbor Statement Under the Private Securities Litigation Reform Act of
1995 Certain statements contained herein, excluding specific references to the exchange offers, may constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995, which are usually identified by the use of forward-looking words or phrases, including, "anticipates," "believes," "estimates," "expects,"
"intends," "positioned," "projects," "plans," "should," strategy," and
"will" and similar expressions. Such forward-looking statements involve assumptions, known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of CoreComm
Holdco, Inc., or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forward-looking statements. In evaluating forward-looking statements, you should consider the documents filed by CoreComm Holdco, Inc. (together with its affiliates, "Holdco") with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, as well as the following: a delay in the transfer of CoreComm Limited's Nasdaq
National Market listing to Holdco and any consequent failure to trade, or interruption or halt in trading of, Holdco's common stock; the delisting of Holdco's common stock from the Nasdaq National Market for failure to maintain continued listing standards or otherwise; adverse developments with respect to Holdco's liquidity or results of operations; the impact of the Holdco recapitalization and integration actions; Holdco's ability to fund and execute its business plan; adverse developments in commercial disputes or legal proceedings; changes in the outcome of future events from the assumed outcome included by Holdco in its significant accounting policies; Holdco's ability to attract, retain and compensate key executives and associates; Holdco's ability to attract and retain customers and suppliers; Holdco's ability to continue to design networks, install facilities, obtain and maintain any required governmental licenses or approvals and finance construction and development, all in a timely manner, at reasonable costs and on satisfactory terms and conditions; Holdco's assumptions about customer acceptance of its product offerings, churn rates, overall market penetration and competition from providers of alternative services; economic conditions generally and in the competitive local exchange carrier market specifically; industry trends in the telecommunications industry generally; technological developments; and adverse changes in the regulatory or legislative environment affecting
Holdco's business and operations. The information contained in this release is a statement of Holdco's present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Holdco's assumptions. You should not place undue reliance on the forward-looking statements, which are not a guarantee of performance or results and are subject to a number of risks and uncertainties, which are outside of Holdco's control. The cautionary statements contained or referred to in this release should be considered in connection with any subsequent written or oral forward-looking statements and accompanying cautionary language that Holdco or authorized persons acting on its behalf may disseminate. Holdco disclaims any intent or obligation to update any forward-looking statements, whether as a result of changes in its plans, intentions or expectations, new information, future events or otherwise.

For any other information contact: Winston Black, Director - Corporate
Development at (212) 906-8485.


                                    ***